Exhibit 13

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Check Point Software Technologies Ltd., an Israeli corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge, information and belief, that the Annual Report on Form 20-F for the year ended December 31, 2006 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2007	By: /s/ Gil Shwed —————————————— Gil Shwed Chief Executive Officer and Chairman of the Board

By: /s/ Eyal Desheh —————————————— Eyal Desheh Executive Vice President and Chief Financial Officer